SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2002 (November 9, 2001)

GLENBOROUGH REALTY TRUST INCORPORATED

(Exact name or registrant as specified in its charter)

Maryland	001-14162	94-3211970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402
(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 343-9300

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Statements of Revenues and Certain Expenses of King Street Station
Notes to Statements of Revenues and Certain Expenses of King Street Station
Statements of Revenues and Certain Expenses of Newport Plaza
Notes to Statements of Revenues and Certain Expenses of Newport Plaza
Statements of Revenues and Certain Expenses of Rockwall I & II
Notes to Statements of Revenues and Certain Expenses of Rockwall I & II
Pro Forma Consolidated Condensed Balance Sheet
Notes and Adjustments to Pro Forma Consolidated Condensed Balance Sheet
Pro Forma Consolidated Condensed Statement of Operations
Notes and Adjustments to Pro Forma Consolidated Condensed Statements of Operations
SIGNATURES

Glenborough Realty Trust Incorporated (the Company) hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the Commission) on November 9, 2001, to file the Financial Statements and Exhibits of the Company related to the acquisition of King Street Station, Newport Plaza and the Rockwall I & II Properties during 2001 (as defined in such Form 8-K).

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS

	REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS	3

	Statements of revenues and certain expenses of King Street Station for the nine months ended September 30, 2001, and for the year ended December 31, 2000	4

	REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS	7

	Statements of revenues and certain expenses of Newport Plaza for the nine months ended September 30, 2001, and for the year ended December 31, 2000	8

	REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS	11

	Statements of revenues and certain expenses of Rockwall I & II for the period from January 1, 2001 to June 7, 2001 (date of acquisition) and for the years ended December 31, 2000, 1999 and 1998	12

(b)	PRO FORMA FINANCIAL STATEMENTS	15

	Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2001, with accompanying notes and adjustments	16

	Pro Forma Consolidated Condensed Statements of Operations for the nine months ended September 30, 2001, and for the year ended December 31, 2000, with accompanying notes and adjustments	21

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenues and certain expenses of King Street Station, as defined in Note 1, for the year ended December 31, 2000. This financial statement is the responsibility of the management of Glenborough Realty Trust Incorporated. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Glenborough Realty Trust Incorporated. Material amounts, as described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of King Street Station are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of King Street Station.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of King Street Station for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

San Francisco, California
December 17, 2001

GLENBOROUGH REALTY TRUST INCORPORATED

Statements of Revenues and Certain Expenses of King Street Station
For the Nine Months Ended September 30, 2001 (unaudited),
And for the Year Ended December 31, 2000 (audited)
(in thousands)

	Nine Months Ended	Year Ended
	September 30, 2001	December 31, 2000
	(unaudited)	(audited)

REVENUES	$2,491	$2,893

CERTAIN EXPENSES:
Operating	527	718
Real estate taxes	214	264

	741	982

Revenues in excess of certain expenses	$1,750	$1,911

The accompanying notes are an integral part of these statements.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes to Statements of Revenues and Certain Expenses of King Street Station
For the Nine Months Ended September 30, 2001 (unaudited),
And for the Year Ended December 31, 2000 (audited)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Property Acquired

The accompanying statements of revenues and certain expenses include the operations (see Basis of Presentation below) of King Street Station, acquired by Glenborough Realty Trust Inc. (the Company) on October 30, 2001 from an unaffiliated third party for $28.0 million. The property is a 133,000-square-foot multi-tenant office building located in Alexandria, Virginia and was 97 percent and 87 percent occupied as of September 30, 2001 and December 31, 2000, respectively (unaudited).

Basis of Presentation

The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of King Street Station for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of the King Street Station; however, the Company is not aware of any material factors relating to the King Street Station that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization, and other costs not directly related to the future operations of the King Street Station.

These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission. The financial information presented for the nine months ended September 30, 2001 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses of King Street Station.

Revenue Recognition

All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates.

2. LEASING ACTIVITY

Minimum future rental revenues from leases in effect as of October 1, 2001, are as follows (in thousands):

Year	Amount

2001 (three months)	$835
2002	3,198
2003	3,090
2004	2,249
2005	1,861
2006	1,774
Thereafter	6,772

Total	$19,779

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $49,272 (unaudited) for the nine months ended September 30, 2001, and $70,627 for the year ended December 31, 2000. Certain leases contain lessee renewal options.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenues and certain expenses of Newport Plaza, as defined in Note 1, for the year ended December 31, 2000. This financial statement is the responsibility of the management of Glenborough Realty Trust Incorporated (the Company). Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Glenborough Realty Trust Incorporated. Material amounts, as described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of Newport Plaza are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of Newport Plaza.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Newport Plaza for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

San Francisco, California
December 17, 2001

GLENBOROUGH REALTY TRUST INCORPORATED

Statements of Revenues and Certain Expenses of Newport Plaza
For the Nine Months Ended September 30, 2001 (unaudited),
And for the Year Ended December 31, 2000 (audited)
(in thousands)

		For the Period
		from Inception
	Nine Months Ended	(June 1, 2000) to
	September 30, 2001	December 31, 2000
	(unaudited)	(audited)

REVENUES	$2,500	$814

CERTAIN EXPENSES:
Operating	392	255
Real estate taxes	151	40

	543	295

Revenues in excess of certain expenses	$1,957	$519

The accompanying notes are an integral part of these statements.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes to Statements of Revenues and Certain Expenses of Newport Plaza
For the Nine Months Ended September 30, 2001 (unaudited),
And for the Year Ended December 31, 2000 (audited)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Property Acquired

The accompanying statements of revenues and certain expenses include the operations (see Basis of Presentation below) of Newport Plaza, acquired by Glenborough Realty Trust Inc. (the Company) on October 31, 2001 from an unaffiliated third party for $26.5 million. The property is a 112,000-square-foot multi-tenant office building and parking garage located in Newport Beach, California, and was 96 percent and 78 percent occupied as of September 30, 2001 and December 31, 2000, respectively (unaudited). Development of Newport Plaza was completed in June 2000 and lease-up continued into 2001.

Basis of Presentation

The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of Newport Plaza for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of Newport Plaza; however, the Company is not aware of any material factors relating to Newport Plaza that would cause the reported financial information not to be indicative of future operating results other than specific costs, including property taxes, that were capitalized during the project’s construction phase for periods in 2000. Excluded expenses consist of property management fees, interest expense, depreciation and amortization, and other costs not directly related to the future operations of Newport Plaza.

These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission. The financial information presented for the nine months ended September 30, 2001 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses of Newport Plaza.

Revenue Recognition

All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates.

2. LEASING ACTIVITY

Minimum future rental revenues from leases in effect as of October 1, 2001, are as follows (in thousands):

Year	Amount

2001 (three months)	$765
2002	3,058
2003	3,058
2004	3,058
2005	2,482
2006	1,906
Thereafter	4,057

Total	$18,384

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $19,452 (unaudited) for the nine months ended September 30, 2001, and $0 for the year ended December 31, 2000. Certain leases contain lessee renewal options.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of Glenborough Realty Trust Incorporated:

We have audited the accompanying statements of revenues and certain expenses of Rockwall I & II, as defined in Note 1, for the years ended December 31, 2000, 1999 and 1998. These financial statements are the responsibility of the management of Glenborough Realty Trust Incorporated (the Company). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Glenborough Realty Trust Incorporated. Material amounts, as described in Note 1 to the statements of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of Rockwall I & II are excluded and the financial statements are not intended to be a complete presentation of the revenues and expenses of Rockwall I & II.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the revenues and certain expenses of Rockwall I & II for the years ended December 31, 2000, 1999 and 1998, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

San Francisco, California
December 17, 2001

GLENBOROUGH REALTY TRUST INCORPORATED

Statements of Revenues and Certain Expenses of Rockwall I & II
For the Period From January 1, 2001 to June 7, 2001 (date of acquisition — unaudited),
And for the Years Ended December 31, 2000, 1999 and 1998 (audited)
(in thousands)

	Period from
	January 1, 2001 to
	June 7, 2001
	(date of	Year Ended	Year Ended	Year Ended
	acquisition -	December 31, 2000	December 31, 1999	December 31, 1998
	unaudited)	(audited)	(audited)	(audited)

REVENUES	$2,987	$7,822	$6,537	$5,907

CERTAIN EXPENSES:
Operating	755	1,667	1,487	1,668
Real estate taxes	246	456	417	384

	1,001	2,123	1,904	2,052

Revenues in excess of certain expenses	$1,986	$5,699	$4,633	$3,855

The accompanying notes are an integral part of these statements.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes to Statements of Revenues and Certain Expenses of Rockwall I & II
For the Period from January 1, 2001 to June 7, 2001 (date of acquisition — unaudited),
And for the Years Ended December 31, 2000, 1999 and 1998 (audited)

1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Property Acquired

The accompanying statements of revenues and certain expenses include the operations (see Basis of Presentation below) of Rockwall I & II, acquired by Glenborough Realty Trust Inc. (the Company) on June 7, 2001 from an unconsolidated joint venture (see Note 4) for approximately $58.8 million, which included the assumption of approximately $37 million in debt (see Note 3). The property consists of two office buildings, totaling 343,000 square feet, and is located in Rockville, Maryland. The property was 94 percent, 92 percent, 91 percent, and 90 percent occupied as of June 7, 2001 (date of acquisition), December 31, 2000, December 31, 1999, and December 31, 1998, respectively.

Basis of Presentation

The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of Rockwall I & II for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of Rockwall I & II; however, the Company is not aware of any material factors relating to Rockwall I & II that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization, and other costs not directly related to the future operations of Rockwall I & II.

These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission. The financial information presented for the nine months ended September 30, 2001 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses of Rockwall I & II.

Revenue Recognition

All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates.

2. LEASING ACTIVITY

The minimum future rental revenues from leases in effect as of October 1, 2001, are as follows (in thousands):

Year	Amount

2001 (three months)	$1,794
2002	7,205
2003	6,944
2004	5,213
2005	2,192
2006	1,453
Thereafter	3,127

$27,928

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $71,599 (unaudited) for the nine months ended September 30, 2001, and $57,377, $25,906, and $47,714 for the years ended December 31, 2000, 1999 and 1998, respectively. Certain leases contain lessee renewal options.

3. MORTGAGE PAYABLE

In connection with the purchase, the Company assumed $37.0 million of mortgage debt. The mortgage payable was refinanced in September 2001 increasing the principal balance to approximately $45.0 million. The current mortgage requires monthly interest payments (based on a fixed rate of 6.77% per annum). The entire principal balance, which is secured by the properties, is payable upon maturity on October 1, 2006.

4. RELATED PARTY TRANSACTIONS

In January 1998, the Company acquired Rockwall I & II from an unaffiliated third party for approximately $47.9 million. In June 1999, the Company sold Rockwall I & II to an unconsolidated joint venture whereby the Company retained a 10% ownership interest. The Company recognized a loss on sale of approximately $400,000.

The Company provided asset and property management services for Rockwall I & II and the joint venture. Total asset and property management fees paid by the joint venture and recognized by the Company were $299,407 for the period from January 1, 2001 to June 7, 2001 (date of acquisition) and $578,858, and $275,226 for the years ended December 31, 2000 and 1999. In addition, the Company received $315,000 as a financing fee in 1999 for debt secured upon the formation of the joint venture. As discussed in Note 1, the asset and property management fees and the financing fee have been excluded from the accompanying statements of revenues and certain expenses.

PRO-FORMA FINANCIAL INFORMATION

The following unaudited, pro forma consolidated condensed balance sheet as of September 30, 2001, has been prepared to reflect (i) all property acquisitions (including debt assumed in connection therewith) completed in October 2001, and (ii) all property dispositions (including debt assumed in connection therewith) completed in October 2001, as if such transactions had been completed on September 30, 2001.

The following unaudited, pro forma consolidated condensed statements of operations for the nine months ended September 30, 2001, and for the year ended December 31, 2000, have been prepared to reflect (i) all property acquisitions (including debt assumed in connection therewith) completed from January 2001 through October 2001, (ii) all property dispositions (including debt assumed or retired and the repurchase of the Company’s common stock in connection therewith) completed from January 2001 through October 2001 and the disposition of 36 multi-family communities (the “Multi-Family Portfolio”) completed in December 2000, (iii) the elimination of equity in earnings and associated fees related to the joint venture which owned the Rockwall I & II property which the Company acquired in June 2001, (iv) retirement of the Company’s unsecured term debt in 2001, and (v) adjustments to the Company’s bank line and minority interests based on pro-forma adjustments, as if such transactions had been completed on January 1, 2000.

These unaudited pro forma consolidated condensed financial statements should be read in conjunction with the financial statements and related notes of the Company included in the Company’s reports filed under the Exchange Act. In the opinion of management, all adjustments necessary to reflect the effects of the transactions have been made.

The pro forma consolidated condensed financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transactions had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Balance Sheet
As of September 30, 2001
(unaudited, dollars in thousands)

		Completed	Completed
	Historical(1)	Acquisitions(2)	Dispositions(3)	Pro Forma

ASSETS:
Rental properties, gross	$1,302,358	$54,675	$0	$1,357,033
Accumulated depreciation	(135,029)	0	0	(135,029)

Rental property, net	1,167,329	54,675	0	1,222,004
Rental properties held for sale, gross	13,713	0	(13,713)	0
Accumulated depreciation	(1,705)	0	1,705	0

Rental properties held for sale, net	12,008	0	(12,008)	0
Investments in Land and Development	78,886	0	0	78,886
Investments in Unconsolidated Joint Ventures	8,037	0	0	8,037
Mortgage loan receivable	39,791	0	0	39,791
Cash and cash equivalents	8,980	(19,122)	13,274	3,132
Other assets	47,804	81	(26)	47,859

Total assets	$1,362,835	$35,634	$1,240	$1,399,709

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Balance Sheet
As of September 30, 2001
(unaudited, dollars in thousands)

		Completed	Completed
	Historical(1)	Acquisitions(2)	Dispositions(3)	Pro Forma

LIABILITIES:
Mortgage loans	$557,574	$0	$0	$557,574
Unsecured bank line	60,576	35,400	0	95,976
Other liabilities	24,563	234	0	24,797

Total liabilities	642,713	35,634	0	678,347

Minority Interest	67,232	0	127	67,359

STOCKHOLDERS’ EQUITY:
Common stock	27	0	0	27
Preferred stock	10	0	0	10
Additional paid-in capital	762,357	0	0	762,357
Deferred compensation	(987)	0	0	(987)
Retained earnings (deficit)	(108,517)	0	1,113 (4)	(107,404)

Total stockholders’ equity	652,890	0	1,113	654,003

Total liabilities and stockholders’ equity	$1,362,835	$35,634	$1,240	$1,399,709

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes and Adjustments to Pro Forma Consolidated Condensed Balance Sheet
As of September 30, 2001
(unaudited)

1.	Reflects the historical consolidated condensed balance sheet of the Company as of September 30, 2001, which includes the following properties acquired or disposed in 2001:

	Purchase
	Price
Property	(in 000s)	Date Acquired

Creekside I & II	$28,210	March 7, 2001
Canyons I	20,073	April 24, 2001
Santa Fe Ranch	22,329	April 27, 2001
Rockwall I & II	58,800	June 7, 2001
Gateway 19	5,944	June 29, 2001

      Creekside I & II

In March 2001, the Company acquired Creekside I & II, two office buildings comprising 171,000 square feet located in Dublin, California. The total acquisition cost, including capitalized costs, of approximately $28.2 million was funded primarily by the proceeds from property sales and tax-deferred exchanges.

      Canyons I

In April 2001, the Company acquired its venture partner’s interest in Canyons I, a 349 multi-family unit complex located in Fort Worth, Texas. The total acquisition cost, including capitalized costs, was approximately $20.1 million, which consisted of approximately $19.1 million of mortgage debt assumed with the balance funded primarily by the proceeds from property sales and tax-deferred exchanges.

     Santa Fe Ranch

In April 2001, the Company acquired its venture partner’s interest in Santa Fe Ranch, a 357 multi-family unit complex located in Irving, Texas. The total acquisition cost, including capitalized costs, was approximately $22.3 million, which consisted of approximately $21.4 million of mortgage debt assumed with the balance funded primarily by the proceeds from property sales and tax-deferred exchanges.

      Rockwall I & II

In June 2001, the Company acquired from a joint venture partner Rockwall I & II, two office buildings comprising 343,000 square feet located in Rockville, Maryland. The total acquisition cost was approximately $58.8 million, which consisted of approximately $37.0 million of mortgage debt assumed with the balance funded primarily by the proceeds from property sales and tax-deferred exchanges.

      Gateway 19

In June 2001, the Company acquired from one of its development alliances Gateway 19, a 166,000 square foot office building located in Aurora, Colorado. The total acquisition cost, including capitalized costs, was approximately $5.9 million, which consisted of approximately $4.7 million of mortgage debt assumed with the balance funded primarily by the proceeds from property sales and tax-deferred exchanges.

	Sales
	Price
Property	(in 000s)	Date Sold

Westbrook Commons	$15,300	February 20, 2001
Woodfield Centre	5,000	March 29, 2001
Geist Retail Centre	5,000	April 23, 2001
Crosspoint Four	3,800	April 26, 2001
J.I. Case — Memphis	1,600	May 23, 2001
Westwood Plaza	6,800	May 30, 2001
Kent Corporate Park	7,550	July 19, 2001
Edinburgh Centre	13,500	August 30, 2001
Totem Valley	10,700	September 13, 2001
Poplar Towers	6,814	September 26, 2001

During 2001, the Company sold four office properties, two industrial properties, and four retail properties comprising 1,085,000 square feet of space for approximately $76.1 million to unrelated third parties. A buyer assumed $4.2 million of mortgage debt and the remaining proceeds were received in cash. In connection with these sales, the Company incurred approximately $3.8 million in selling costs and recognized a net gain on sales of approximately $2.9 million.

2.	Reflects the completed acquisitions of the following properties in October 2001:

	Purchase
	Price
Property	(in 000s)	Date Acquired

King Street Station	$28,134	October 30, 2001
Newport Plaza	26,541	October 31, 2001

      King Street Station

In October 2001, the Company acquired King Street Station, a 133,000 square foot multi-tenant office building located in Alexandria, Virginia. The total acquisition cost of approximately $28.0 million was funded primarily with the proceeds from property sales and tax-deferred exchanges.

      Newport Plaza

In October 2001, the Company acquired Newport Plaza, a 112,000 square foot multi-tenant office building and parking garage located in Newport Beach, California. The total acquisition cost of approximately $26.5 million was funded primarily with proceeds from property sales.

Also, reflects the assumption of certain assets and liabilities by the Company comprising prepayments, security deposits, interest and property taxes payable.

3.	Reflects the completed dispositions of the following properties in October 2001:

	Sales
	Price
Property	(in 000s)	Date Sold

Eatontown Industrial	$2,600	October 24, 2001
Morristown Medical Offices	2,400	October 24, 2001
Meridian Park	9,036	October 25, 2001

In October 2001, the Company disposed of one industrial property and two office properties comprising 138,000 square feet of space for approximately $14.0 million in cash from unrelated third parties. In connection with these sales, the Company incurred approximately $700,000 in selling costs and recognized a net gain on sales of approximately $1.2 million.

Also, reflects the assumption of certain assets and liabilities by the buyers comprising impound accounts, prepayments, security deposits, interest and property taxes payable.

4.	Reflects the change in retained earnings and minority interest based on pro forma adjustments.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Statement of Operations
For The Nine Months Ended September 30, 2001
(unaudited, dollars in thousands, except share data)

		Completed	Completed
	Historical(1)	Acquisitions(2)	Dispositions(3)	Other (4)	Pro Forma

REVENUES:
Rental revenue	$140,353	$10,764	$(7,093)	$0	$144,024
Fees and reimbursements from affiliates	5,301	0	0	(299)	5,002
Interest and other income	3,379	0	0	0	3,379
Equity in earnings of unconsolidated operating joint ventures	89	0	0	(8)	81

Total revenue	149,122	10,764	(7,093)	(307)	152,486
OPERATING EXPENSES:
Operating expenses	42,342	3,334	(2,598)	0	43,078
General and administrative	8,425	0	0	0	8,425
Depreciation and amortization	34,879	1,679	(1,561)	0	34,997
Interest expense	28,218	4,149	(94)	(506)	31,767

Total operating expenses	113,864	9,162	(4,253)	(506)	118,267

Income from operations before minority interests and net gain on sales of real estate	35,258	1,602	(2,840)	199	34,219
MINORITY INTEREST	(2,214)	0	0	351	(1,863)
NET GAIN ON SALES OF REAL ESTATE	2,883	0	(2,883)	0	0

Net income(5)	35,927	1,602	(5,723)	550	32,356
PREFERRED DIVIDENDS	(14,673)	0	0	0	(14,673)
Net income available to Common Stockholders	$21,254	$1,602	$(5,723)	$550	$17,683

Basic Per Share Data(6):
Net Income available to common stockholders	0.79				0.66
Basic weighted average shares outstanding	26,988,659				26,988,659
Diluted Per Share Data(6):
Net income available to common stockholders	0.77				0.64
Diluted weighted average shares outstanding	30,509,773				30,509,773

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Statement of Operations
For the Year Ended December 31, 2000
(unaudited, dollars in thousands, except per share amounts)

		Completed	Completed
	Historical(1)	Acquisitions(2)	Dispositions(3)	Other (4)	Pro Forma

REVENUES:
Rental revenue	$242,582	$19,689	$(78,108)	$0	$184,163
Fees and reimbursements from affiliates	3,713	0	0	(579)	3,134
Interest and other income	8,311	0	0	0	8,311
Equity in earnings of Associated Companies	1,455	0	0	0	1,455
Equity in losses of unconsolidated operating joint ventures	(386)	0	0	(8)	(394)

Total revenue	255,675	19,689	(78,108)	(587)	196,669
OPERATING EXPENSES:
Operating expenses	82,906	6,655	(34,516)	0	55,045
General and administrative	13,353	0	(1,622)	0	11,731
Depreciation and amortization	59,490	3,354	(16,522)	0	46,322
Interest expense	63,281	6,038	(19,330)	(9,557)	40,432
Provision for impairment of real estate assets	4,800	0	0	0	4,800
Provision for impairment of non-real estate assets	4,404	0	0	0	4,404

Total operating expenses	228,234	16,047	(71,990)	(9,557)	162,734

Income from operations before minority interest and net gain on sales of real estate	27,441	3,642	(6,118)	8,970	33,935
MINORITY INTEREST	(2,157)	0	0	(1,126)	(3,283)
NET GAIN ON SALES OF REAL ESTATE	21,495	0	4,123	0	25,618

Net income(5)	46,779	3,642	(1,995)	7,844	56,270
PREFERRED DIVIDENDS	(20,713)	0	0	0	(20,713)

Net income available to Common Stockholders	$26,066	$3,642	$(1,995)	$7,844	$35,557

Basic Per Share Data(6):
Net Income available to common stockholders	0.89				1.30
Basic weighted average shares outstanding	29,295,250				27,301,031
Diluted Per Share Data(6):
Net income available to common stockholders	0.85				1.25
Diluted weighted average shares outstanding	33,023,802				31,029,583

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes and Adjustments to Pro Forma
Consolidated Condensed Statements of Operations
For the Nine Months Ended September 30, 2001, and
For the Year Ended December 31, 2000
(unaudited, dollars in thousands)

1.	Reflects the historical consolidated condensed operations of the Company for the nine months ended September 30, 2001, and for the year ended December 31, 2000 before extraordinary items.

2.	Reflects the historical operations of the King Street Station and Newport Plaza for the nine months ended September 30, 2001, and the historical 2001 operations of the properties acquired between January 1, 2001 and September 30, 2001 for the period prior to acquisition.

	Nine Months Ended September 30, 2001 (or portion of 2001 prior to acquisition)

	Creekside		Santa Fe	Rockwall		King Street	Newport	Combined
	I & II	Canyons I	Ranch	I & II	Gateway 19	Station	Plaza	Total

Revenues	$593	$790	$1,279	$2,987	$124	$2,491	$2,500	$10,764
Operating expenses	97	344	577	1,001	31	741	543	3,334

	$496	$446	$702	$1,986	$93	$1,750	$1,957	$7,430

Reflects the historical operations of the properties acquired in 2001 for the year ended December 31, 2000. The property acquisitions in 2000 are not required to be presented in these pro forma financial statements.

	Year Ended December 31, 2000

	Creekside		Santa Fe	Rockwall	Gateway	King Street	Newport	Combined
	I & II	Canyons I	Ranch	I & II	19	Station	Plaza	Total

Revenues	$3,329	$1,827	$3,004	$7,822	$0	$2,893	$814	$19,689
Operating expenses	544	1,316	1,395	2,123	0	982	295	6,655

	$2,785	$511	$1,609	$5,699	$0	$1,911	$519	$13,034

Also, reflects estimated annual depreciation and amortization, based upon estimated useful lives of 30 years on a straight-line basis.

Also, reflects the pro forma interest on the mortgage debt assumed in connection with the acquisition of the Canyons I, Santa Fe Ranch, Rockwall I & II, and Gateway 19 Properties and the pro forma interest on the additional bank line draws in connection with the acquisition of King Street Station and Newport Plaza.

3.	Reflects the elimination of rental revenue, property operating expenses, general and administrative expenses, and depreciation and amortization directly related to the properties disposed in 2001 for the nine months ended September 30, 2001.

	Nine Months Ended September 30, 2001

							Kent
	Westbrook	Woodfield	Geist Retail	Crosspoint	J.I. Case	Westwood	Corporate	Edinburgh
	Commons	Centre	Centre	Four	Memphis	Plaza	Park	Centre

Revenues	$635	$211	$325	$256	$147	$445	$480	$1,398
Operating expenses	66	41	62	72	4	131	167	509

	$569	$170	$263	$184	$143	$314	$313	$889

	Nine Months Ended September 30, 2001

	Totem Valley			Morristown
	Business	Poplar	Eatontown	Medical	Meridian	Combined
	Center	Towers	Industrial	Offices	Park	Total

Revenues	$796	$923	$247	$293	$937	$7,093
Operating expenses	286	626	52	118	464	2,598

	$510	$297	$195	$175	$473	$4,495

Reflects the elimination of rental revenue, property operating expenses, general and administrative, and depreciation and amortization directly related to the properties disposed in 2001 for the year ended December 31, 2000. Also, reflects the elimination of the historical 2000 operations of the Multi-Family Portfolio, 36 multi-family communities sold for approximately $400 million in December 2000. All other 2000 dispositions are not required to be presented in these pro forma financial statements.

	Year Ended December 31, 2000

							Kent
	Westbrook	Woodfield	Geist Retail	Crosspoint	J.I. Case	Westwood	Corporate	Edinburgh
	Commons	Centre	Centre	Four	Memphis	Plaza	Park	Centre

Revenues	$1,135	$769	$821	$607	$374	$1,052	$418	$2,156
Operating expenses	441	186	304	253	27	310	121	720

	$694	$583	$517	$354	$347	$742	$297	$1,436

	Year Ended December 31, 2000

				Morristown		Multi-
	Totem Valley	Poplar	Eatontown	Medical	Meridian	Family	Combined
	Business Center	Towers	Industrial	Offices	Park	Portfolio	Total

Revenues	$1,184	$1,207	$319	$363	$1,086	$66,617	$78,108
Operating expenses	322	667	68	126	540	30,431	34,516

	$862	$540	$251	$237	$546	$36,186	$43,592

Also, reflects the elimination of depreciation and amortization of the property dispositions.

Also, reflects the elimination of the interest on mortgage loans assumed and repaid in connection with the sale of the Multi-Family Portfolio in 2000 and the mortgage debt assumed in connection with the sale of Geist Retail Centre in 2001. In connection with repayment of the mortgage loans, the Company incurred approximately $2.5 million in prepayment penalty fees and wrote off approximately $0.5 million in unamortized loan fees. These charges are not reflected as an expense in the pro forma consolidated condensed statements of operations for the nine months ended September 30, 2001, and for the year ended December 31, 2000, as they are extraordinary items and are considered nonrecurring.

Also, reflects the historical net gain on sales of real estate of $2,883 and $1,240 for the nine months ended September 30, 2001 and the month ended October 31, 2001, respectively, as if such gains were realized in 2000.

4.	Represents elimination of equity in earnings and management fee income related to the Company’s joint venture investment in Rockwall I & II for the period from January 1, 2001 to June 7, 2001 and for the year ended December 31, 2000. On June 7, 2001, the Company acquired Rockwall I & II for approximately $58.8 million as described in Footnote 1 to the Pro Forma Consolidated Condensed Balance Sheet.

Also, reflects the repayment of the Company’s unsecured term debt using disposition proceeds and a pro-forma draw on the bank line of approximately $30.2 million on January 1, 2000. Pro-forma interest recorded under the Company’s bank line was computed using historical weighted average amounts (8.4% in 2001 and 9.9% in 2000). In connection with the repayment of the unsecured term debt on January 1, 2000, the Company would have written off approximately $1.9 million in unamortized loan fees. These charges are not reflected as an expense in the pro forma consolidated condensed statements of operations for the nine months ended September 30, 2001, and for the year ended December 31, 2000, as they are extraordinary items and are considered nonrecurring.

Also, reflects the change in minority interest based on pro forma adjustments to historical net income and the repurchase of 2,010,700 shares of the Company’s common stock in connection with the Multi-Family Portfolio disposition as if such transaction had occurred on January 1, 2000.

5.	The pro forma taxable income before dividends paid deduction for the Company for the nine months ended September 30, 2001, and for the year ended December 31, 2000, is calculated as follows:

	Nine Months Ended	Year Ended
	September 30, 2001	December 31, 2000

Pro forma net income before minority interests and after net gain on sales of real estate	$34,219	$59,553
Add: GAAP basis depreciation and amortization	34,997	46,322
Less: Tax basis depreciation and amortization	(29,678)	(35,600)
Other book-to-tax differences	(1,840)	2,599

Pro forma taxable income	$37,698	$72,874

6.	Pro-forma basic and diluted per share amounts and weighted average shares outstanding reflects the purchase of 2,010,700 shares of the Company’s common stock on December 29, 2000 as if such repurchase had occurred on January 1, 2000 (in thousands, except for weighted average shares and per share amounts):

	Nine Months Ended	Year Ended
	September 30, 2001	December 31, 2000

Net income available to common stockholders: basic	$17,683	$35,557
Minority interest	1,863	3,283

Net income available to common stockholders: diluted	$19,546	$38,840

Weighted average shares:
Basic	26,988,659	27,301,031
Stock options	448,294	249,201
Convertible operating partnership units	3,072,820	3,479,351

Diluted	30,509,773	31,029,583

Basic earnings per share	$0.66	$1.30
Diluted earnings per share	$0.64	$1.25

The preferred stock has been excluded from the calculation of diluted earnings per share as it is antidilutive in all periods presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED

Date: January 8, 2002	By: Glenborough Realty Trust Incorporated /s/ ANDREW BATINOVICH Andrew Batinovich Director, President, Chief Operating Officer (Principal Operating Officer)

Date: January 8, 2002	/s/ STEPHEN SAUL Stephen Saul Chief Financial Officer (Principal Financial Officer)

Date: January 8, 2002	/s/ BRIAN PEAY Brian Peay Vice President, Finance and Accounting (Principal Accounting Officer)